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                                                                   EXHIBIT 99.1


FOR IMMEDIATE RELEASE                                    CONTACT: JANE POWELL
                                                            (713) 974-9300


                     SOUTHWEST BANCORPORATION OF TEXAS, INC.
                   ANNOUNCES MERGER WITH CITIZENS BANKERS INC.


         HOUSTON (October 17, 2000)--Southwest Bancorporation of Texas, Inc. ("Southwest") (NASDAQ:SWBT), holding company for Southwest Bank of Texas N.A., and Citizens Bankers Inc. ("Citizens") announced today the signing of a definitive merger agreement, pursuant to which Citizens will be merged into Southwest. In connection with the merger agreement, Southwest will also enter into a separate agreement to acquire all of the assets of a related partnership that owns the office building currently used by Citizens.

         Southwest will issue between 4,000,000 and 4,300,000 shares of its common stock for Citizens and its real estate partnership depending on the average price of its common stock during the period of 15 trading days ending five business days preceding the closing date of the merger. The number of shares issued will be determined based on a measurement price of $130 million provided that the stock price is between $30.2326 and $32.50. An average price equal to or greater than $32.50 will result in the issuance of 4,000,000 shares and an average price equal to or less than $30.2326 will result in the issuance of 4,300,000 shares. An average price between $30.2326 and $32.50 will result in a pro-rated share count.

         The merger, which will be accounted for as a pooling of interests, is expected to be completed late in the fourth quarter of 2000, or early first quarter of 2001. The operational merger is expected to be completed in the second quarter 2001.

         Southwest anticipates that the result of the merger will be accretive to its earnings approximately 3.5 percent in 2001. This estimate does not consider any anticipated revenue enhancements that may be realized from the merger. Southwest expects to incur a pretax merger-related charge of $3.5 million in connection with the merger.

         Citizens is a multi-bank holding company serving east Harris County and Chambers County since 1920. It is the largest Harris County bank outside of Houston. Subsidiary banks





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have a total of seven offices. As of September 30, 2000, Citizens had total assets of $425 million, loans of $131 million, deposits of $374 million and shareholders equity of $43 million.

         The combination of Southwest and Citizens will form a financial institution with approximately $3.69 billion in assets, a loan limit of $45 million, and 33 branches. The merger is subject to Citizens' shareholder approval, regulatory approval and other customary closing conditions.

         "We approached Citizens because we were so impressed with the franchise, its outstanding bankers and strong services. We are very excited to be joining forces with Citizens. We have every expectation that the merger will be a major benefit for Citizens' customers, and that both Citizens and Southwest customers will benefit from additional services and more convenient banking locations," Paul B. Murphy, Jr., chief executive officer and president of Southwest Bank of Texas, commented. "Citizens Bankers meets our merger criteria of a high performing bank with strong management located in an attractive market. When the merger closes, we will also be pleased to welcome two new directors, John H. Echols, Citizens' chief executive officer, and Duncan W. Stewart, an attorney with Bracewell & Patterson, to our Board of Directors," added Murphy.

         "Citizens' customers, employees and shareholders can look forward to continuing to bank with a local, independent banking leader. Southwest has a ten-year tradition of local decision making. It has the same strong commitment to customer service that we do at Citizens. Our customers will be especially pleased by the outstanding technological services now offered to Southwest customers. We have known Southwest and have been very impressed by its performance. My management team will continue to provide leadership in the combined organization and together we will be able to service the financial needs of all individuals and most Texas companies," added Echols.

         Southwest is the largest independent bank-holding company headquartered in Houston, Texas, based on assets of $3.26 billion as of September 30, 2000. Citizens Bankers Inc. is a community bank which has seven locations and assets of $425 million as of September 30, 2000.




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         The Southwest stock to be issued in connection with the acquisitions will not be registered under the Securities Act of 1933 and may not be issued or sold in the United States absent registration or an applicable exemption from registration requirements.

                                       ###

         This press release includes forward-looking statements that are subject to risks and uncertainties. Actual results might differ materially from those projected in the forward-looking statements. Additional information concerning factors that could cause actual results to materially differ from those in the forward-looking statements is contained in Southwest Bancorporation's Securities and Exchange Commission filings.

                                       ###

Media Contact                                   Investor Contact
Jane Powell                                     John McWhorter SVP/Controller
Powell Public Relations                         Southwest Bank of Texas
713.974.9300                                    713.235.8808
powellpr@pdq.net                                johnm@swbanktx.com

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================================================================================

                    SOUTHWEST BANCORPORATION OF TEXAS, INC.


                                   merger with
                             CITIZENS BANKERS, INC.




--------------------------------------------------------------------------------

This presentation contains forward-looking statements. Such statements include, but are not limited to statements about the benefits of the merger between Southwest Bancorporation and Citizens Bankers, Inc., including future financial and operating results. Such statements are based upon the current beliefs and expectations of Southwest Bancorporation and Citizens Bankers, Inc. management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.

--------------------------------------------------------------------------------

[CITIZENS BANK & TRUST CO. LOGO]                  [SOUTHWEST BANK OF TEXAS LOGO]



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     TRANSACTION RATIONALE

================================================================================

     o    Financially & strategically attractive

          -    Quality management team

          -    Accretive to year one earnings -- approx. 3.5%

          -    Increases pro forma capital -- CBI 11.6% Tier 1, 24.8% risk-based

          -    Increase pro forma loan loss reserves -- CBI 2.1%

          -    CBI established in 1920; market share leader in adjacent market

          -    Market expansion opportunity for Southwest Bank of Texas

          -    Attractive core deposit franchise; provides platform for growth

          -    35% loan to deposit ratio; low risk profile

          -    CBI efficiency ratio - 68% - makes 15% expense saves reasonable


[CITIZENS BANK & TRUST CO. LOGO]                  [SOUTHWEST BANK OF TEXAS LOGO]

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     TRANSACTION RATIONALE

================================================================================

     o    Southwest Bank of Texas proven merger integration skills

          - Southwest Bank has delivered strong asset and revenue growth from merged franchises

          -    Similar opportunity as previous successful mergers

          - First merger (Pinemont): $215MM to $380MM deposits, 3 1/2 years since merger

          - Second merger (Fort Bend): $275MM to $365MM deposits, 18 months since merger


     o John H. Echols and Duncan Stewart to join Southwest board; will be major shareholders


[CITIZENS BANK & TRUST CO. LOGO]                  [SOUTHWEST BANK OF TEXAS LOGO]


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     TRANSACTION ECONOMICS

================================================================================

     o    Share Determination:               Based on measurement price of
                                             $130MM SWBT will issue a  minimum
                                             of 4MM shares to a maximum of
                                             4.3MM, based on a 15-day average
                                             price

     o    Estimated year one accretion:      Approx. 3.5% before revenue
                                             enhancements

     o    Cost savings:                      15% of CBI expense base

     o    Accounting Treatment:              Pooling of interests

     o    Expected closing:                  Late 4Q 2000 or early 1Q 2001

     o    Integration completion:            2Q 2001


[CITIZENS BANK & TRUST CO. LOGO]                  [SOUTHWEST BANK OF TEXAS LOGO]


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     TRANSACTION ECONOMICS

================================================================================

     o    Valuation (assuming measurement price of $130 MM and 4 million shares)

          -    Price/Book:                           3.02

          -    Price/Tangible Book:                  3.06

          -    Price to 2000 est.earnings:             22x

          -    Deposit premium:                        24%

     o    Comparative Value                      Deal Multiple    SWBT Multiple

          -    Price/Book:                           3.02              4.04

          -    Price/Tangible Book:                  3.06              3.73

          -    Price/ LTM:                            22x               25x

          -    Price to 2000 est.earnings:            22x               24x


[CITIZENS BANK & TRUST CO. LOGO]                  [SOUTHWEST BANK OF TEXAS LOGO]



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FRANCHISE MAP:

  SOUTHWEST BANCORP & CITIZENS BANKERS, INC.

================================================================================




                                     [MAP]




[CITIZENS BANK & TRUST CO. LOGO]                  [SOUTHWEST BANK OF TEXAS LOGO]